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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 3, 2004




                        NATURAL GAS SERVICES GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)



            Colorado                       1-31398               75-2811855
  (State or other jurisdiction         (Commission File        (IRS Employer
of Incorporation or organization)           Number)          Identification No.)




2911 South County Road 1260 Midland, Texas                         79706
   (Address of Principal Executive Offices)                      (Zip Code)



                                  432-563-3974
              (Registrant's telephone number, including area code)







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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements

                  None

(b)      Pro Forma Financial Information

                  None

(c)      Exhibits

                  Exhibit 99 News Release issued by Natural Gas Services Group, Inc. on August 3, 2004.

Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 3, 2004, Natural Gas Services Group, Inc. issued a news release announcing its unaudited financial results for the second quarter and the six months ended June 30, 2004. This news release is being furnished pursuant to Item 12.


























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NATURAL GAS SERVICES GROUP, INC.


                                                By:  /s/ Wallace C. Sparkman
                                                   -----------------------------
Wallace C. Sparkman, President


Dated: August 3, 2004



















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Exhibit Number             Exhibit
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      99                   News Release dated August 3, 2004